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                                                              Exhibit (10)(g)(6)

                                 AMENDMENT NO. 4
                                     TO THE
                                HUNT CORPORATION
                      SUPPLEMENTAL EXECUTIVE BENEFITS PLAN

               (As Amended and Restated Effective January 1, 1997)


            WHEREAS, Hunt Corporation (the "Company") maintains the Hunt Corporation Supplemental Executive Benefits Plan (the "Plan"); and

            WHEREAS, the Company most recently amended and restated the Plan effective January 1, 1997, and has subsequently further amended the Plan from time to time; and

            WHEREAS, the Company desires to amend the Plan in order to provide for full vesting in certain benefits after five Years of Vesting Service;

            NOW, THEREFORE, effective October 1, 2001, with respect to any Participant who is in the active employ of a Participating Company on or after such date, the Plan is hereby amended as follows:

            1.  Section 2.30 of the Plan is amended to read as follows:

                  2.30 Early Retirement Date: The first day of any month coincident with, or immediately following, the earlier of:

                           (a) The Participant's 55th birthday, provided he or she has completed 10 or more Years of Vesting Service with a Participating Company on such date; or

                           (b) The Participant's 52nd birthday, provided he or she has completed 20 or more Years of Vesting Service with a Participating Company on such date,

                  and further provided, in either case, that he or she has not reached his or her Normal Retirement Date.

            2.  Section 4.6 of the Plan is amended to read as follows:

                      4.6 Separation: An Executive Officer Participant shall be fully vested in his or her Accrued Benefit under the Plan when he or she completes five Years of Vesting Service. Except as otherwise provided in the Plan, such Executive Officer Participant shall have no vested interest in benefits under this Article IV until her or she completes five Years of Vesting Service. Any Executive Officer Participant who separates from the service of a Participating Company (other than for purposes of transferring to another Participating Company) after he or she has completed five Years of Vesting Service but before his or her Normal Retirement Date shall be entitled to a deferred pension commencing at the date which would have been his or her Normal Retirement Date. An Executive Officer Participant who separates from service after he or she has completed ten Years of Vesting Service may instead irrevocably elect, on the Appropriate Form filed with the Committee, no later than the later of:

                           (a) 30 days prior to his or her termination of employment with the Participating Companies; or

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                           (b)      30 days prior to the beginning of his or her
                                    taxable year in which occurs his or her
                                    Annuity Starting Date,

to have payment commence on a date specified by him or her in such election which date must be:

                                    (1)      after the date he or she terminates
                                             employment with the Participating
                                             Companies;

                                    (2)      no earlier than the first day of
                                             his or her taxable year following
                                             the date of his or her election;

                                    (3)      no earlier than the date on which
                                             he or she attains age 55; and

                                    (4)      prior to the date which would have
                                             been his or her Normal Retirement
                                             Date.

The amount of the deferred pension shall be in accordance with the Executive Officer Participant's vested Accrued Benefit calculated as of the date of his or her separation from service, but reduced, if payment commences prior to Normal Retirement Date, by the factors set forth in Table II of Plan Exhibit A.

                  IN WITNESS WHEREOF, Hunt Corporation has caused these presents to be duly executed this 4th day of October, 2001.

Attest:                                 HUNT CORPORATION


/s/                                     By:  /s/
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